                                April 1998(DRAFT)

Observations on the Creation of a Retail Settlements. Reconciliation. Clearing, Payment & Information Services Agency

Opening:

Deregulation of the electricity industry and the associated market restructuring has led to significant increases in the degree of both business-to-business and customer-to-business information and financial transactions. These transactions share a corresponding rise in complexity and volume. The evolving nature of policies, practices, processes and systems supporting these changes, currently show opportunities for substantial improvements in quality and integrity of the associated data and information flows and, the need for major improvements in operational efficiencies and, financial management of cash flows/clearing processes.

This condition is not a surprise but, rather the expected order of events arising from rapid and tumultuous changes being effected in the structure and in the economics of the Electricity industry. The USA circumstances are consistent with those previously experienced by PSC in the early and continuing phases of deregulatory change of the United Kingdom's electricity and gas markets.

California marks the first of the restructured industry models being implemented in the United States. As such, this State, holds the potential of either heavily influencing or, becoming the defacto standard for those processes and systems it adopts to manage the physical and financial transactions underlying its electricity market.

PSC possess significant experience and knowledge of the California marketplace and, the underlying processes, systems and rules governing the exchange of physical and financial information between the market participants. It is our intent to channel this talent into the creation of a service offering for the California market which will address needs of all market participants through a focus on enhancing retail data quality and integrity. The solutions set model arising from these efforts is seen as providing the foundation for repeating this offering across the USA.

Situation:

The California Public Utility Commission, in its Decision 97-12-090, dated December 16th, 1997, recognizes the need for creation of services and processes to improve the quality and integrity of retail data needed for a restructured electric marketplace to function.

This Decision recognizes the need for:

o Full and enhanced access and information exchange of customer information between market participants

o The ability to track various electricity service transactions (physical and financial) covering the ISO controlled grid.

o Standards to identity each meter instrument and all associated characteristics plus events related to that meter, plus ensuring the retention and survivability of metering information

This Decision calls for:

o The adoption and implementation of a common customer data identifier seen as a "Universal Node Identifier System" (UNI) unique to every node or service delivery point (SDP) on the distribution wires systems of the Utility Distribution Companies (UDC's) thereby creating a unique number to each billable energy path (associating

o The adoption and implementation of a Universal Identifiers Supplement for unique identification of each meter

o The possibility of creating a central respository for the the management of information pertaining to meter identification, accuracy testing, maintenance, and meter date usage.

And, the Decision suggests that the market may be best served if:

     o An independent third party develops the UNI System and operates this service on an out-source basis to the market

     o An independent third party could compare all scheduled transactions at each SDP to ensure transactions are attributed to the correct SC, ESP and UDC.

     o An independent third party serve as the clearinghouse of metering data and usage information for the market

While the Decision offers directives on other matters such as customer status information e.g. life support equipment tracking, sharing of customer payment information, notifications to the Meter Data Management Agent (MDMA), and, notifications by the Scheduling Coordinator (SC), etc.; its more critical declarations can be found in the CPUC's warnings over the lack of mechanisms In place to ensure that all energy consumed by end-user customers is accounted for in settlements at the ISO.

Balancing is complicated by the fact that the ISO and the SC's will not handle individual customer usage data for most customers and, therefore, will not have the means to verify whether reported usage equals actual usage. This problem is noted as representing an enormous risk to the market brought about both through intentional and unintentional errors in data processing, handling and forecasting.

Separate from the report, estimates of the level of inaccuracy or unaccounted for energy imbalances which may result have been expressed in terms of up to a $1 Billion of "losses". This figures represents almost 5% of the total California market.

Overview of Present Process Flow:

See attached power point illustration (work-in-progress) Market
Participants/Shareholder Interests:

Each class of market participant is perceived to hold convergent interests for the success and efficiency of those processes defining the market place.

The Utility Distribution Companies wish to avoid non recoverable or unidentified energy usage as it may reduce recovery of the competitive transition charge
(CTC) thus threatening agreed economic recovery of stranded investment expense.

The Power Marketers wish to avoid the appearance of market inefficiencies or inadequacies which could delay opening of the electricity markets created by loss of customer confidence or intervention actions by regulators

The Scheduling Coordinators, who are held accountable for completeness and accuracy of ESP schedules, are without the means to deliver on this accountability as can be seen from the attached illustrations. Risk mitigation is one consideration in this process another is to ensure accuracy in settlements for its customers.

Energy Service Providers are interested in means to facilitate market participation and, to minimize credit instruments and other actions required to mitigate or cover risks.

Generators are interested in the accuracy of forecasts and schedules to support effective and economical operations.

The California Power Exchange is both interested in services to its clients and in protecting its clients plus customers from energy costs being shifted onto others in the market as a result of fraud and inaccuracies. The integrity of the market is a prime driver.

The Independent Service Operator is concerned with Issues of reliability which could arise from inaccurate load forecasting and imbalances. Optimization of the operating environment forms a key concern. Unidentified system losses can cause dramatic and unforeseen shifting of load and generation to meet imbalances.

The California Legislature and PUC are concerned that the grand experiment upon which the State has embarked and in which it is leading the nation be successful.

All players are concerned with lengthy process of disputes, investigation, reconciliation and settlements which both introduces cost and which effects cash flow (cost of capital). The more defined and integrated the underlying processes can be made to act, the greater chance of securitization of the financial streams.

Market Sizing

Services under consideration cover a range of offerings encompassing the entire market e.g. $20 Billion.

It is expected that complexity of services offered will vary between different classes of participants and, different classes of customers. Clearing and settlements of regulated customers services would continue to be seen as involving settlements of bundled schedules primarily concentrating on reconciling or providing audits of transactions between the UDC the PX and the ISO. On the other hand, clearing and settlements of "choice" customers would need be unique to the individual retail customer level and may involve clearing of physical energy, services and payments between the ESP, the UDC, the MSP, the MDMA, the SC and the ISO.

Outline of a Service Solutions Set
(Under development- see attached power points)

Customer Registration and Enrollment Clearinghouse- UNI and master listing of service providers Centralized MDMA and meter data information Clearinghouse Centralized Transactional Schedule Clearinghouse and Analysis Center (includes forecasting) Centralized Dispute Reconciliation and Audit Information Service Centralized Settlements and Payments Clearinghouse (includes registered bilaterals & CFD's)

Service Approaches
(under development, see comments on process flow diagrams)

//es//

                                April 1998(DRAFT)

Observations on the Creation of a Retail Settlements. Reconciliation. Clearing. Payment & Information Services Agency

Opening:

Deregulation of the electricity industry and the associated market restructuring has led to significant increases in the degree of both business-to-business and customer-to-business information and financial transactions. These transactions share a corresponding rise in complexity and volume. The evolving nature of policies, practices, processes and systems supporting these changes, currently show opportunities for substantial improvements in quality and.integrity of the associated data and information flows and, the need for major improvements in operational efficiencies and, financial management of cash flows/clearing processes.

This condition is not a surprise but, rather the expected order of events arising from rapid and tumultuous changes being effected in the structure and in the economics of the Electricity industry. The USA circumstances are consistent with those previously experienced by PSC in the early and continuing phases of deregulatory change of the United Kingdom's electricity and gas markets.

California marks the first of the restructured industry models being implemented in the United States. As such, this State, holds the potential of either heavily influencing or, becoming the defacto standard for those processes and systems it adopts to manage the physical and financial transactions underlying its electricity market.

PSC possess significant experience and knowledge of the California marketplace and, the underlying processes, systems and rules governing the exchange of physical and financial information between the market participants. It is our intent to channel this talent into the creation of a service offering for the California market which will address needs of all market participants through a focus on enhancing retail data quality and integrity. The solutions set model arising from these efforts is seen as providing the foundation for repeating this offering across the USA.

Situation:

The California Public Utility Commission, in its Decision 97-12-090, dated December 16th, 1997, recognizes the need for creation of services and processes to improve the quality and integrity of retail data needed for a restructured electric marketplace to function.

This Decision recognizes the need for:

o Full and enhanced access and information exchange of customer information between market participants

o The ability to track various electricity service transactions (physical and financial) covering the ISO controlled grid.

o Standards to identity each meter instrument and all associated characteristics plus events related to that meter, plus ensuring the retention and survivability of metering information

This Decision calls for:

o The adoption and implementation of a common customer data identifier seen as a "Universal Node Identifier System" (UNI) unique to every node or service delivery point (SDP) on the distribution wires systems of the Utility Distribution Companies (UDC's) thereby creating a unique number to each billable energy path (associating

o The adoption and implementation of a Universal Identifiers Supplement for unique identification of each meter

o The possibility of creating a central respository for the the management of information pertaining to meter identification, accuracy testing, maintenance, and meter data usage.

And, the Decision suggests that the market may be best served if:

     o An independent third party develops the UNI System and operates this service on an out-source basis to the market

     o An independent third party could compare all scheduled transactions at each SDP to ensure transactions are attributed to the correct SC, ESP and UDC.

     o An independent third party serve as the clearinghouse of metering data and usage information for the market

While the Decision offers directives on other matters such as customer status information e.g. life support equipment tracking, sharing of customer payment information, notifications to the Meter Data Management Agent (MDMA), and, notifications by the Scheduling Coordinator (SC), etc.; its more critical declarations can be found in the CPUC's warnings over the lack of mechanisms in place to ensure that all energy consumed by end-user customers is accounted for in settlements at the ISO.

Balancing is complicated by the fact that the ISO and the SC's will not handle individual customer usage data for most customers and, therefore, will not have the means to verify whether reported usage equals actual usage. This problem is noted as representing an enormous risk to the market brought about both through intentional and unintentional errors in data processing, handling and forecasting.

Separate from the report, estimates of the level of inaccuracy or unaccounted for energy imbalances which may result have been expressed in terms of up to a $1 Billion of "losses". This figures represents almost 5% of the total California market.

Overview of Present Process Flow:
See attached power point illustration (work-in-progress) Market
Participants/Shareholder Interests:

Each class of market participant is perceived to hold convergent interests for the success and efficiency of those processes defining the market place.

The Utility Distribution Companies wish to avoid non recoverable or unidentified energy usage as it may reduce recovery of the competitive transition charge
(CTC) thus threatening agreed economic recovery of stranded investment expense.

The Power Marketers wish to avoid the appearance of market inefficiencies or inadequacies which could delay opening of the electricity markets created by loss of customer confidence or intervention actions by regulators

The Scheduling Coordinators, who are held accountable for completeness and accuracy of ESP schedules, are without the means to deliver on this accountability as can be seen from the attached illustrations. Risk mitigation is one consideration in this process another is to ensure accuracy in settlements for its customers.

Energy Service Providers are interested in means to facilitate market participation and, to minimize credit instruments and other actions required to mitigate or cover risks.

Generators are interested in the accuracy of forecasts and schedules to support effective and economical operations.

The California Power Exchange is both interested in services to its clients and in protecting its clients plus customers from energy costs being shifted onto others in the market as a result of fraud and inaccuracies. The integrity of the market is a prime driver.

The Independent Service Operator is concerned with issues of reliability which could arise from inaccurate load forecasting and imbalances. Optimization of the operating environment forms a key concern. Unidentified system losses can cause dramatic and unforseen shifting of load and generation to meet imbalances.

The California Legislature and PUC are concerned that the grand experiment upon which the State has embarked and in which it is leading the nation be successful.

All players are concerned with lengthy process of disputes, investigation, reconciliation and settlements which both introduces cost and which effects cash flow (cost of capital). The more defined and integrated the underlying processes can be made to act, the greater chance of securitization of the financial streams.

Market Sizing

Services under consideration cover a range of offerings encompassing the entire market e.g. $20Billion.

It is expected that complexity of services offered will vary between different classes of participants and, different classes of customers. Clearing and settlements of regulated customers services would continue to be seen as involving settlements of bundled schedules primarily concentrating on reconciling or providing audits of transactions between the UDC the PX and the ISO. On the other hand, clearing and settlements of "choice" customers would need be unique to the individual retail customer level and may involve clearing of physical energy, services and payments between the ESP, the UDC, the MSP, the MDMA, the SC and the ISO.

Outline of a Service Solutions Set
(Under development- see attached power points)

Customer Registration and Enrollment Clearinghouse- UNI and master listing of service providers Centralized MDMA and meter data information Clearinghouse Centralized Transactional Schedule Clearinghouse and Analysis Center (includes forecasting) Centralized Dispute Reconciliation and Audit Information Service Centralized Settlements and Payments Clearinghouse (includes registered bilaterals & CFD's)

Service Approaches
(under development, see comments on process flow diagrams)

//es//

                                April 1998(DRAFT)

Observations on the Creation of a Retail Settlements, Reconciliation, Clearing. Payment & Information Services Agency

Opening:

Deregulation of the electricity industry and the associated market restructuring has led to significant increases in the degree of both business-to-business and customer-to-business information and financial transactions. These transactions share a corresponding rise in complexity and volume. The evolving nature of policies, practices, processes and systems supporting these changes, currently show opportunities for substantial improvements in quality and integrity of the associated data and information flows and, the need for major improvements in operational efficiencies and, financial management of cash flows/clearing processes.

This condition is not a surprise but, rather the expected order of events arising from rapid and tumultuous changes being effected in the structure and in the economics of the Electricity industry. The USA circumstances are consistent with those previously experienced by PSC in the early and continuing phases of deregulatory change of the United Kingdom's electricity and gas markets.

California marks the first of the restructured industry models being implemented in the United States. As such, this State, holds the potential of either heavily influencing or, becoming the defacto standard for those processes and systems it adopts to manage the physical and financial transactions underlying its electricity market.

PSC possess significant experience and knowledge of the California marketplace and, the underlying processes, systems and rules governing the exchange of physical and financial information between the market participants. It is our intent to channel this talent into the creation of a service offering for the California market which will address needs of all market participants through a focus on enhancing retail data quality and integrity. The solutions set model arising from these efforts is seen as providing the foundation for repeating this offering across the USA.

Situation:

The California Public Utility Commission, in its Decision 97-12-090, dated December 16th, 1997, recognizes the need for creation of services and processes to improve the quality and integrity of retail data needed for a restructured electric marketplace to function.

This Decision recognizes the need for:

o Full and enhanced access and information exchange of customer information between market participants

o The ability to track various electricity service transactions (physical and financial) covering the ISO controlled grid.

o Standards to identify each meter instrument and all associated characteristics plus events related to that meter, plus ensuring the retention and survivability of metering information

This Decision calls for:

o The adoption and implementation of a common customer data identifier seen as a "Universal Node Identifier System" (UNI) unique to every node or service delivery point (SDP) on the distribution wires systems of the Utility Distribution Companies (UDC's) thereby creating a unique number to each billable energy path (associating

o The adoption and implementation of a Universal Identifiers Supplement for unique identification of each meter

o The possibility of creating a central respository for the the management of information pertaining to meter identification, accuracy testing, maintenance; and meter data usage.

And, the Decision suggests that the market may be best served if:

     o An independent third party develops the UNI System and operates this service on an out-source basis to the market

     o An independent third party could compare all scheduled transactions at each SDP to ensure transactions are attributed to the correct SC, ESP and UDC.

     o An independent third party serve as the clearinghouse of metering data and usage information for the market

While the Decision offers directives on other matters such as customer status information e.g. life support equipment tracking, sharing of customer payment information, notifications to the Meter Data Management Agent (MDMA), and, notifications by the Scheduling Coordinator (SC), etc.; its more critical declarations can be found in the CPUC's warnings over the lack of mechanisms in place to ensure that all energy consumed by end-user customers is accounted for in settlements at the ISO.

Balancing is complicated by the fact that the ISO and the SC's will not handle individual customer usage data for most customers and, therefore, will not have the means to verify whether reported usage equals actual usage. This problem is noted as representing an enormous risk to the market brought about both through intentional and unintentional errors in data processing, handling and forecasting.

Separate from the report, estimates of the level of inaccuracy or unaccounted for energy imbalances which may result have been expressed in terms of up to a $1 Billion of "losses". This figures represents almost 5% of the total California market.

Overview of Present Process Flow:
See attached power point illustration (work-in-progress) Market
Participants/Shareholder Interests:

Each class of market participant is perceived to hold convergent interests for the success and efficiency of those processes defining the market place.

The Utility Distribution Companies wish to avoid non recoverable or unidentified energy usage as it may reduce recovery of the competitive transition charge
(CTC) thus threatening agreed economic recovery of stranded investment expense.

The Power Marketers wish to avoid the appearance of market inefficiencies or inadequacies which could delay opening of the electricity markets created by loss of customer confidence or intervention actions by regulators

The Scheduling Coordinators, who are held accountable for completeness and accuracy of ESP schedules, are without the means to deliver on this accountability as can be seen from the attached illustrations. Risk mitigation is one consideration in this process another is to ensure accuracy in settlements for its customers.

Energy Service Providers are interested in means to facilitate market participation and, to minimize credit instruments and other actions required to mitigate or cover risks.

Generators are interested in the accuracy of forecasts and schedules to support effective and economical operations.

The California Power Exchange is both interested in services to its clients and in protecting its clients plus customers from energy costs being shifted onto others in the market as a result of fraud and inaccuracies. The integrity of the market is a prime driver.

The Independent Service Operator is concerned with issues of reliability which could arise from inaccurate load forecasting and imbalances. Optimization of the operating environment forms a key concern. Unidentified system losses can cause dramatic and unforseen shifting of load and generation to meet imbalances.

The California Legislature and PUC are concerned that the grand experiment upon which the State has embarked and in which it is leading the nation be successful.

All players are concerned with lengthy process of disputes, investigation, reconciliation and settlements which both introduces cost and which effects cash flow (cost of capital). The more defined and integrated the underlying processes can be made to act, the greater chance of securitization of the financial streams.

Market Sizing

Services under consideration cover a range of offerings encompassing the entire market e.g. $20Billion.

It is expected that complexity of services offered will vary between different classes of participants and, different classes of customers. Clearing and settlements of regulated customers services would continue to be seen as involving settlements of bundled schedules primarily concentrating on reconciling or providing audits of transactions between the UDC the PX and the ISO. On the other hand, clearing and settlements of "choice" customers would need be unique to the individual retail customer level and may involve clearing of physical energy, services and payments between the ESP, the UDC, the MSP, the MDMA, the SC and the ISO.

Outline of a Service Solutions Set
(Under development- see attached power points)

Customer Registration and Enrollment Clearinghouse- UNI and master listing of service providers Centralized MDMA and meter data information Clearinghouse Centralized Transactional Schedule Clearinghouse and Analysis Center (includes forecasting) Centralized Dispute Reconciliation and Audit Information Service Centralized Settlements and Payments Clearinghouse (includes registered bilaterals & CFD's)

Service Approaches
(under development, see comments on process flow diagrams)

//es//